Exhibit 99.2

Fannie Mae
Monthly Summary
DECEMBER 2003

Fannie Mae’s summary of monthly business volumes, delinquency rates, and interest rate risk measures reflect the company’s continued record of disciplined growth.

Because of increased levels of actual and anticipated variability in performance measures on a month-to-month and quarter-to-quarter basis, management believes that it is important to view these measures on a year-to-date basis, and in the context of our longer-term outlook.

HIGHLIGHTS FOR DECEMBER INCLUDE:

•	Fannie Mae’s book of business grew at an annualized 16.3 percent rate compared with 10.8 percent in November. For the full year, the book of business grew 20.6 percent.

•	Outstanding MBS accelerated to a 39.4 percent annual growth rate compared with 26.8 percent the previous month. The growth rate for the year was 26.3 percent.

•	The mortgage portfolio declined at a 10.0 percent annualized rate in December. It grew at an annualized rate of 13.1 percent for the year.

•	Retained commitments were $8.1 billion, reflecting continued narrow mortgage to debt spreads during the month. Mortgage portfolio purchases in December were $13.8 billion.

•	The duration gap on Fannie Mae’s mortgage portfolio averaged a negative one month.

•	The conventional single-family delinquency rate rose two basis points to 0.59 percent. The multifamily delinquency rate rose one basis point to 0.13 percent.

ANNUAL RESULTS:

•	We released our annual results today, reflecting strong growth in both GAAP and core business earnings per share in 2003.

BUSINESS BALANCES AND GROWTH ($ in Millions) 1/

	Mortgage Portfolio, Gross 2, 3/		Outstanding MBS 4/		Book of Business 3/
	End Balance	Growth Rate 5/	End Balance	Growth Rate 5/	End Balance	Growth Rate 5/

Full year 2002	$794,253	12.1%	$1,029,456	19.9%	$1,823,709	16.4%

January 2003	$812,345	31.0%	$1,047,903	23.8%	$1,860,248	26.9%

February 2003	817,759	8.3%	1,073,564	33.7%	1,891,323	22.0%

March 2003	817,656	(.2%)	1,107,520	45.3%	1,925,176	23.7%

April 2003	819,774	3.2%	1,156,205	67.6%	1,975,979	36.7%

May 2003	817,404	(3.4%)	1,186,128	35.9%	2,003,532	18.1%

June 2003	814,882	(3.6%)	1,237,461	66.3%	2,052,343	33.5%

July 2003	838,236	40.4%	1,248,869	11.6%	2,087,104	22.3%

August 2003	865,461	46.8%	1,227,115	(19.0%)	2,092,576	3.2%

September 2003	917,123	100.5%	1,211,079	(14.6%)	2,128,202	22.5%

October 2003	912,658	(5.7%)	1,239,925	32.6%	2,152,583	14.6%

November 2003	906,380	(7.9%)	1,264,673	26.8%	2,171,053	10.8%

December 2003	898,438	(10.0%)	1,300,166	39.4%	2,198,604	16.3%

Full year 2003	$898,438	13.1%	$1,300,166	26.3%	$2,198,604	20.6%

BUSINESS VOLUMES ($ in Millions) 1/

	MBS

			Total	Fannie Mae	MBS Issues
	Single-family	Multifamily	Lender-originated	MBS	Acquired	Portfolio	Business
	Issues	Issues	Issues 6/	Purchases 7/	by Others	Purchases	Volume

Full year 2002	$710,961	$12,336	$723,299	$245,039	$478,260	$370,641	$848,901

January 2003	$105,256	$1,390	$106,646	$42,858	$63,788	$57,281	$121,069

February 2003	92,720	465	93,185	27,530	65,655	40,420	106,075

March 2003	92,023	719	92,742	18,252	74,490	34,304	108,794

April 2003	120,976	667	121,643	25,648	95,995	43,028	139,024

May 2003	107,447	989	108,436	23,180	85,256	43,749	129,005

June 2003	121,457	1,449	122,906	21,655	101,251	41,183	142,434

July 2003	118,545	1,420	119,965	48,266	71,699	72,447	144,146

August 2003	108,866	796	109,662	54,295	55,367	82,656	138,023

September 2003	116,105	4,192	120,297	73,504	46,793	98,804	145,597

October 2003	78,765	3,009	81,774	9,110	72,664	27,609	100,273

November 2003	56,840	3,657	60,497	2,888	57,609	17,596	75,205

December 2003	56,598	4,265	60,863	1,226	59,637	13,775	73,412

Full year 2003	$1,175,599	$23,018	$1,198,617	$348,413	$850,204	$572,852	$1,423,056

MORTGAGE PORTFOLIO COMMITMENTS, PURCHASES, AND SALES ($ in Millions) /1

		Purchases
						Mortgage
	Retained	Single-		Total		Portfolio
	Commitments	family	Multifamily	Purchases	Net Yield 8/	Sales

Full year 2002	$388,059	$363,149	$7,492	$370,641	5.92%	$9,582

January 2003	$25,097	$56,402	$879	$57,281	5.44%	$60

February 2003	51,238	39,814	606	40,420	5.32%	780

March 2003	39,548	33,621	683	34,304	5.20%	431

April 2003	41,427	42,395	633	43,028	5.20%	646

May 2003	73,784	42,795	954	43,749	5.12%	1,894

June 2003	75,515	40,306	877	41,183	4.96%	2,885

July 2003	77,679	70,246	2,201	72,447	4.86%	513

August 2003	43,351	81,255	1,401	82,656	4.83%	384

September 2003	27,961	97,693	1,111	98,804	4.85%	581

October 2003	12,313	26,353	1,256	27,609	4.98%	1,227

November 2003	13,104	16,540	1,056	17,596	4.20%	1,452

December 2003	8,057	12,249	1,526	13,775	4.96%	2,875

Full year 2003	$489,073	$559,669	$13,183	$572,852	5.00%	$13,727

1/	Represents unpaid principal balance.
2/	Excludes mark-to-market adjustments, deferred balances and allowance for losses. Includes $557 billion of Fannie Mae MBS as of December 31, 2003.
3/	Prior periods have been revised to be consistent with changes to our balance sheet presentation we implemented during the third quarter of 2003.
4/	MBS held by investors other than Fannie Mae’s portfolio.
5/	Growth rates are compounded.
6/	Excludes MBS issued from Fannie Mae’s portfolio, which was $1,042 million in December 2003.
7/	Included in total portfolio purchases.
8/	Yields shown on a taxable-equivalent basis.

LIQUIDATIONS ($ in Millions) /1					DELINQUENCY RATES

	Mortgage Portfolio		Outstanding MBS		Single-family Conventional 2/
	Liquidations		Liquidations
					Non-Credit	Credit		Multifamily
	Amount	Annual Rate	Amount	Annual Rate	Enhancement 3/	Enhancement 4/	Total 5/	Total 6/

Full year 2002	$277,419	37.35%	$324,177	34.37%

January 2003	$37,423	56.09%	$45,343	52.38%	0.32%	1.34%	0.59%	0.03%

February 2003	33,517	49.43%	40,771	46.12%	0.31%	1.36%	0.59%	0.06%

March 2003	34,668	50.96%	40,915	45.02%	0.30%	1.34%	0.57%	0.09%

April 2003	40,465	59.44%	47,956	50.84%	0.29%	1.34%	0.56%	0.09%

May 2003	44,203	64.95%	57,226	58.64%	0.29%	1.38%	0.55%	0.15%

June 2003	41,279	60.85%	52,607	52.09%	0.29%	1.42%	0.56%	0.13%

July 2003	48,309	70.33%	60,611	58.51%	0.29%	1.47%	0.57%	0.13%

August 2003	55,220	77.99%	76,854	74.50%	0.29%	1.52%	0.58%	0.13%

September 2003	44,244	59.65%	63,577	62.58%	0.29%	1.56%	0.58%	0.12%

October 2003	30,862	40.48%	44,975	44.04%	0.29%	1.56%	0.57%	0.12%

November 2003	22,438	29.60%	34,214	32.78%	0.30%	1.63%	0.59%	0.13%

December 2003	18,859	25.08%	37,425	35.02%

Full year 2003	$451,487	53.29%	$602,474	51.09%

AVERAGE INVESTMENT BALANCES ($ in Millions)

	Net	Liquid	Total Net
	Mortgages	Investments	Investments

Full year 2002	$735,943	$68,658	$804,601

January 2003	$794,278	$75,849	$870,127

February 2003	808,377	63,706	872,083

March 2003	811,757	61,851	873,608

April 2003	809,928	75,874	885,804

May 2003	806,511	83,895	890,406

June 2003	808,205	86,136	894,341

July 2003	813,728	82,011	895,739

August 2003	832,100	95,607	927,708

September 2003	876,724	78,892	955,617

October 2003	906,989	68,317	975,305

November 2003	902,601	63,262	965,863

December 2003	898,858	65,966	964,824

Full year 2003	$839,171	$75,114	$914,286

INTEREST RATE RISK DISCLOSURES

		Rate Level Shock (50bp) 8/		Rate Slope Shock (25bp) 8/

	Effective	1 Year Portfolio	4 Year Portfolio	1 Year Portfolio	4 Year Portfolio
	Duration Gap 7/	Net Interest	Net Interest	Net Interest	Net Interest
	(in months)	Income at Risk	Income at Risk	Income at Risk	Income at Risk

January 2003	-3	2.9%	3.8%	3.5%	5.7%

February 2003	-5	3.6%	1.3%	4.9%	6.8%

March 2003	-2	1.7%	2.8%	4.4%	6.7%

April 2003	-2	2.1%	2.5%	4.6%	6.5%

May 2003	-5	0.7%	2.2%	5.3%	7.1%

June 2003	-1	2.1%	6.6%	3.9%	5.9%

July 2003	6	9.3%	8.7%	1.9%	2.9%

August 2003	4	4.8%	3.2%	3.4%	5.2%

September 2003	1	2.7%	1.3%	5.2%	6.8%

October 2003	1	4.5%	2.4%	4.1%	5.9%

November 2003	-1	3.7%	2.7%	3.7%	6.1%

December 2003	-1	2.6%	2.1%	3.6%	6.1%

1/	Represents unpaid principal balance.
2/	Includes conventional loans three or more months delinquent or in foreclosure process as a percent of the number of loans.
3/	Loans without primary mortgage insurance or any credit enhancements.
4/	Loans with primary mortgage insurance and other credit enhancements.
5/	Total of single-family non-credit enhanced and credit enhanced loans.
6/	Includes loans two or more months delinquent as a percent of loan dollars and includes the total credit book of business.
7/	Effective January 2003, the duration gap is a weighted average for the month. Prior to 2003, the duration gap was calculated on the last day of the month.
8/	Expresses projected core net interest income under the more adverse of the interest rate and yield curve scenarios as a percentage of projected net interest income without the rate shocks.

The information presented in this report is unaudited and includes, in the opinion of management, all adjustments (consisting of normally recurring accruals) necessary for a fair presentation. The data should be read in conjunction with audited financial statements and notes to financial statements that are available from the corporation. For more information regarding Fannie Mae, or for a more detailed quarterly report on Fannie Mae’s activity, please visit www.fanniemae.com or contact us at (202) 752-7115.